UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 12, 2023

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

EXPLANATORY NOTE

On June 13, 2023, Capricor Therapeutics, Inc. filed a Current Report on Form 8-K (the “Original Current Report”) with the Securities and Exchange Commission relating to the voting results of its Annual Meeting held on June 12, 2023. Subsequent to filing the Original Current Report, upon the final count and confirmation of votes at the Annual Meeting, the Company discovered the voting result of Proposal 4 was incorrectly disclosed in the Original Current Report.  The purpose of this amendment is to correct the final outcome of the voting result for Proposal 4, which did not receive the necessary stockholder vote and therefore did not pass.

Item 5.07	Submission of Matters of a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 12, 2023 at the Company’s principal executive offices located at 10865 Road to the Cure, San Diego, California 92121. At the Annual Meeting, the Company’s stockholders were asked to vote upon the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2023.

1.	The election of seven nominees to the Company’s Board of Directors to serve until the 2024 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo, Earl M. (Duke) Collier, Jr and Karimah Es Sabar;
2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023;
3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and
4.	To approve an amendment to the Certificate of Incorporation regarding officer exculpation.

The final results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 16,347,859 shares of the 25,269,926 shares of the Company’s common stock entitled to vote, were as follows:

1.	Each of Dr. Litvack, Dr. Marbán, Ms. Es Sabar, and Messrs. Musket, Dunbar, Manzo, and Collier were elected as directors of the Company to serve until the 2024 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	5,848,468	1,108,927	9,390,464
Linda Marbán, Ph.D.	5,897,612	1,059,784	9,390,463
David B. Musket	4,907,731	2,049,664	9,390,464
George W. Dunbar, Jr.	5,838,850	1,118,545	9,390,464
Louis Manzo	5,887,307	1,070,088	9,390,464
Earl M. (Duke) Collier, Jr.	5,439,575	1,517,820	9,390,464
Karimah Es Sabar	5,899,808	1,057,588	9,390,463
2.	The appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,556,113	448,170	1,343,576	0
3.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,328,964	2,446,891	181,541	9,390,463
4.	The Company’s stockholders did not approve an amendment to the Certificate of Incorporation regarding officer exculpation. The votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,037,656	1,816,404	103,335	9,390,464

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: June 15, 2023	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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